UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 2, 2003

NetIQ Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	000-26757	77-0405505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3553 North First Street, San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

(408) 856-3000

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits

(c)  Exhibits

The following exhibit is furnished herewith:

99.1	Press Release dated October 2, 2003

Item 12.	Results of Operations and Financial Condition

On October 2, 2003 NetIQ Corporation issued a press release announcing its preliminary first quarter revenue for the three months ended September 30, 2003.

The press release is furnished as an exhibit to this Current Report on Form 8-K and the contents of the exhibit are included herein by reference.

The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into NetIQ’s filings with the SEC under the Securities Act of 1933 and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2003

NetIQ Corporation

By:	/s/ JAMES A. BARTH
James A. Barth Senior Vice President Finance and Administration and Chief Financial Officer

Exhibit Index

99.1	Press Release dated October 2, 2003